UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):   May 25, 2006

CapSource Financial, Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31730	84-1334453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2305 Canyon Boulevard, Suite 103 Boulder, CO		80302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (303) 245-0515

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 25, 2006, the board of directors of CapSource Financial, Inc. (the “Company”) elected two new directors, Bruce Nordin and Scot Malloy, designees of Whitebox Intermarket Partners L.P., a Minnesota limited partnership (“Whitebox”), and Pandora Select Partners L.P., a Minnesota limited partnership (“Pandora”).

Bruce Nordin joined Whitebox in 2004 after a career as a “serial CEO,” leader of successful turnarounds at half-a-dozen troubled or start-up firms. Combining the financial skills of a veteran workout specialist with repeated operational success, Bruce brings more than 20 years experience to the Company and will enhance and secure the value of the Company. Bruce holds a BSB in Strategic Marketing and Finance from the University of Minnesota.

Scot Malloy joined Whitebox in 2001 after spending 10 years in investment banking at firms including Robertson Stephens, where he was Managing Director and Global Head of the telecom equipment group; Wessels, Arnold and Henderson; and Dain Rauscher Wessels. His experience includes over 80 public equity offerings, private placements, and mergers and acquisitions. Scot is a graduate of the United States Naval Academy. After serving eight years as an active duty naval officer he received his MS in Industrial Administration from Carnegie Mellon.

Whitebox and Pandora were each granted the right to designate one director pursuant to a Voting Agreement and Irrevocable Proxy dated as of May 1, 2006 (the “Voting Agreements”) entered into in connection with the Securities Purchase Agreements (the “Purchase Agreements”) with Whitebox and Pandora. Pursuant to the Purchase Agreements, the Company sold to Whitebox and Pandora a total of 5,000,000 shares of common stock (the “Shares”) for an aggregate amount of $2,000,000, together with warrants (the “Warrants”) to purchase another 5,000,000 shares of common stock (the “Warrant Shares”). The transaction described in the preceding sentence was reported on the Company’s Form 8-K filed on May 5, 2006, which is hereby incorporated by reference. The Voting Agreements provide that the Company shall cause to be nominated for, and its majority shareholder agrees to vote all of the Common Stock beneficially owned by him in favor of, the election of two (2) individuals to be designated from time to time by Whitebox and Pandora (collectively, the “Investors”) as members of the Company’s Board of Directors, to serve until such time as the Investors no longer hold any of the Shares, Warrants or Warrant Shares. The Voting Agreements were filed as an exhibit to the Company’s report on Form 8-K filed May 5, 2006, which is hereby incorporated by reference.

At this time, we do not expect to name either Mr. Nordin or Mr. Malloy to any of our Board committees.

The foregoing is qualified in its entirety by reference to the documents filed herewith as exhibits.

Item 5.03	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2006, the Company’s Board of Directors amended its Bylaws to increase the number of directors to seven in order to comply with the provisions of the Voting Agreements reported in Item 5.02 above. A copy of the amended Bylaws is attached hereto as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c)    Exhibits

3.1    Amended Bylaws

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOURCE FINANCIAL, INC. (Registrant)

Date: May 26, 2006	By:	/s/ Steven E. Reichert
Name: Steven E. Reichert Title: Vice President and General Counsel